UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 3, 2008 (September 29, 2008)

Sino Fibre Communications, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52709	76-0616470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 907-6522

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by Sino Fibre Communications, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01	Change in Registrant’s Certifying Accountant

(a) Appointment of Registrant’s New Certifying Accountant

Effective September 29, 2008, Sino Fibre Communications, Inc. (the “Registrant”) re-appointed Malone & Bailey, PC (“Malone & Bailey”) as its certifying independent accountant engaged to audit the Registrant’s financial statements.  Malone & Bailey audited the Registrant’s financial statements for the fiscal year ended December 31, 2007.  Malone & Bailey was dismissed effective August 15, 2008; however the Registrant has since reconsidered the dismissal.

During the period between the dismissal of Malone & Bailey and the re-appointment of Malone & Bailey, the Registrant did not consult Malone & Bailey regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event.  The Registrant did not consult with Malone & Bailey regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The re-appointment of Malone & Bailey as the Company’s new certifying independent accountant was approved by the Company’s Board of Directors.

[Signatures Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2008	Sino Fibre Communications, Inc. (Registrant)

	By:	/s/ Daniel McKinney
Daniel McKinney
Chief Executive Officer